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                                                                   EXHIBIT 10.02



                             THIRD AMENDMENT TO THE
                             COMSHARE, INCORPORATED
                     1998 GLOBAL EMPLOYEE STOCK OPTION PLAN


         Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on September 4, 2002 and subject to shareholder approval at the Annual Meeting of Shareholders on November 25, 2002, the 1998 Global Employee Stock Option Plan (the "Plan") is hereby amended as set forth below.

         Effective November 25, 2002, the second sentence in Paragraph 3 of the Plan is amended and restated in its entirety to read as follows:

                  The total amount of stock on which options may be granted under the Plan shall not exceed 1,800,000 shares, subject to adjustment as provided in Paragraph 13 hereof.

         THIS THIRD AMENDMENT to the Comshare, Incorporated 1998 Global Employee Stock Option Plan is hereby executed on this 18th day of October, 2002.



                                             COMSHARE, INCORPORATED


                                             By: /s/ Brian J. Jarzynski
                                                 ------------------------------
                                                 Brian J. Jarzynski
                                                 Senior Vice President and
                                                    Chief Financial Officer